UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2012

DYCOM INDUSTRIES, INC.
(Exact name of Registrant as specified in its charter)

Florida	001-10613	59-1277135
(State or other jurisdiction) of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

11770 U.S. Highway One, Suite 101 Palm Beach Gardens, Florida 33408
(Address of principal executive offices) (Zip Code)

(561) 627-7171
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

 Item 7.01 Regulation FD Disclosure.

Representatives of Dycom Industries, Inc. (the “Registrant”) will present at the BB&T 6th Annual Commercial & Industrial Conference in Coral Gables, Florida on Wednesday, March 28, 2012, at approximately 9:00 a.m. (ET). A copy of the slide presentation to be used by the Registrant at the conference is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. A live simulcast of the Registrant’s presentation at the conference will be available via the Registrant’s website at http://www.dycomind.com under the heading “Events.” A replay of the live simulcast will be available at http://www.dycomind.com until Friday, April 27, 2012.

 The slide presentation contains the financial measures of Adjusted EBITDA, Income (loss) from continuing operations - Non-GAAP, and certain amounts relating to organic revenue, which are non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. Adjusted EBITDA, defined by the Company as earnings before interest, taxes, depreciation and amortization, gain on sale of fixed assets, stock-based compensation expense, loss on debt extinguishment, and acquisition related costs, is not a recognized term under generally accepted accounting principles ("GAAP") and does not purport to be an alternative to net income, operating cash flows, or a measure of earnings. Income (loss) from continuing operations - Non-GAAP is not a recognized term under GAAP and does not purport to be an alternative to Income (loss) from continuing operations - GAAP. Organic revenue is not a recognized term under GAAP and does not purport to be an alternative to GAAP contract revenue. Because all companies do not use identical calculations, the presentation of these non-GAAP financial measures may not be comparable to other similarly titled measures of other companies. The Company believes these non-GAAP financial measures provide information that is useful to the Company’s investors. The Company believes that this information is helpful in understanding period-over-period operating results separate and apart from items that may, or could, have a disproportionate impact on the Company’s results of operations in any particular period. Additionally, the Company uses these non-GAAP financial measures to evaluate its past performance and prospects for future performance.

The information in the preceding paragraphs, as well as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section. It may only be incorporated by reference into another filing under the Exchange Act or the Securities Act of 1933 if such subsequent filing specifically references this Current Report on Form 8-K.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements as contemplated by the 1995 Private Securities Litigation Reform Act, including statements with respect to the Company’s fiscal 2012 results. These statements are based on management’s current expectations, estimates and projections. Forward-looking statements are subject to risks and uncertainties that may cause actual results in the future to differ materially from the results projected or implied in any forward-looking statements contained in this Current Report on Form 8-K. Such risks and uncertainties include: business and economic conditions in the telecommunications industry affecting our customers, the adequacy of our insurance and other reserves and allowances for doubtful accounts, whether the carrying value of our assets may be impaired, the impact of any future acquisitions, the anticipated outcome of other contingent events, including litigation, liquidity needs and the availability of financing, as well as other risks detailed in the Company’s other filings with the Securities and Exchange Commission. These filings are available on a web site maintained by the Securities and Exchange Commission at http://www.sec.gov. The Company does not undertake to update forward looking statements except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Slide presentation to be used at the BB&T 6th Annual Commercial & Industrial Conference on March 28, 2012.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 28, 2012
DYCOM INDUSTRIES, INC. (Registrant)
By:	/s/ Richard B. Vilsoet
	Name:	Richard B. Vilsoet
	Title:	Vice President, General Counsel and Corporate Secretary